UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): April 27, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item No. 5     Press release dated April 27, 2004 - Holding(s) in Company

The company has received the following announcement:

    Fidelity Investments
    Mail: One Federal Street E14B
    Boston, MA 02109-3614
    Office: 82 Devonshire Street
    Boston, MA02109

    April 26 2004

Marconi Corporation Plc
34 Groton Square
London W1K 2HD
United Kingdom

Fax: 011-44-20-7493 1974

ATTN: Company Secretary

Dear Sirs,

            Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarify and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

            These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited
(FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Eleanor Chemlen at (617) 563-7883 or by Fax at (617) 476-0363.

Kindest regards

Julie Finocchio
Compliance Specialist


Amendment #14

NOTIFICATIONS UNDER SECTION1 98 TO 202 - U.K. COMPANIES ACT

1.         Company in which shares are held:        Marconi Corporation Plc

2.         Notifiable Interest: Ordinary Shares

(a)        FMR Corp.
           82 Devonshire Square
           Boston, MA 02109

            Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)

(b)        Fidelity International Limited (FIL)
           P.O. Box HM 670
           Hamilton HMCX, Bermuda

           Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)

3.         The notifiable interests also comprise the notifiable interest of:

           Mr. Edward C Johnson 3d
           82 Devonshire Street
           Boston, MA 02109

           A principal shareholder of FMR Corp. and Fidelity International
Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarify and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr. Edward C. Johnson 3d act as a group or in concert in respect of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.

                         By Eric D Roiter
                         Senior V.P. & General Counsel - FMR Co.
                         Duly authorised under Powers of Attorney
                         Dated December 30, 1997, by and on behalf of FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited and its direct and indirect subsidiaries


Schedule A                                                         Amendment #14

Security: Marconi Corporation Plc
Ordinary Shares                    Shares Held    Management     Nominee/Registered Name
                                                   Company

                                       51,439       FMRCO       JP Morgan Chase
                                      105,277       FMRCO       State Street Bank & Trust Company
                                      624,368       FMRCO       Chase Nominees Limited
                                   10,397,153       FMRCO       HSBC
                                       12,900       FMRCO       State Street Nominees Limited
                                      283,165       FMRCO       Citibank
                                    1,000,000       FMRCO       Brown Brothers Harriman
                                       44,330       FMTC        Sumitomo T&B
                                    1,942,134       FISL        Chase Manhattan Bank London
                                      170,000       FISL        Chase Nominees Ltd
                                       37,164       FISL        Clydesdale Bank (Head Office) Nominees Limited
                                      141,185        FPM        Chase Nominees Ltd
                                      194,433        FPM        HSBC Client Holdings Nominee (UK) Limited
                                      201,738        FIL        Northern Trust
                                      236,758        FIL        Deutsche Bank
                                       85,000        FIL        Chase Manhattan Bank London
                                      134,800        FIL        HSBC
                                      206,600        FIL        Bank of New York London
                                        7,395        FIL        State Street Bank & Trust


Total ordinary shares                    15,875,839

Current ownership percentage:            7.94%

Shares in issue:                         200,000,000

Change in holdings since last filing:    (337,418) ordinary shares

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC


                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: April 27, 2004